Property and Equipment, Net	6 Months Ended
Mar. 31, 2026
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

5. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	March 31, 2026 (Unaudited)	September 30, 2025 (Audited)
Machineries	$38,645,346	$15,957,448
Office equipment	-	40,666
Electronic equipment	-	117,727
Vehicle	-	38,319
Park facilities	5,756,179	31,183,127
Subtotal	44,401,523	47,337,287
Less: Accumulated depreciation	(10,948,015)	(22,683,199)
Total	$33,453,508	$24,654,088

Depreciation expense included in general and administration expenses for the six months ended March 31, 2026 and 2025 was nil and $166, respectively. Depreciation expense included in cost of revenue for the six months ended March 31, 2026 and 2025 was $1.60 million and $2.31 million, respectively.